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                                                                     EXHIBIT 4.1



NUMBER                                                                    SHARES

                                   SIGNALSOFT

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                             CUSIP 82668M 10 2
                                                               SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

Is The Owner of

      FULLY PAID AND NON-ASSESSABLE SHARES OF NO PAR VALUE COMMON STOCK OF

                             SIGNALSOFT CORPORATION

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:



         /s/ [ILLEGIBLE]                [SEAL]              /s/ [ILLEGIBLE]
     ----------------------                               ----------------------
           SECRETARY                                            PRESIDENT



                                             COUNTERSIGNED AND REGISTERED:
                                               COMPUTERSHARE TRUST COMPANY, INC.
                                                           P.O. BOX 1596
                                                        DENVER, COLORADO 80201


                               By
                                 -----------------------------------------------
                                 TRANSFER AGENT & REGISTRAR AUTHORIZED SIGNATURE
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                             SIGNALSOFT CORPORATION

     The following abbreviations when used in the inscription on the face of this certificate, shall be constructed as though they were written out in full according to applicable laws or regulations:

     TEN COM -as tenants in common           UNIF GIFT MIN ACT-__ Custodian ___
     TEN ENT -as tenants by the entireties                       (Cust)  (Minor)
     JT TEN  -as joint tenants with right of       under Uniform Gifts to Minors
              survivorship and not as tenants      Act
              in common                                _________________________
                                                                 (State)

    Additional abbreviations may also be used though not in the above list.

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For Value Received, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[              ]


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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------------------------------------------------------------------------- Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________
attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated
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               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH
                       THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
                       OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED:


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The signature(s) must be guaranteed by an eligible guarantor institution
(Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.